SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

[X] Filed  by  the  Registrant
[ ] Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ]  Confidential,  for  Use of the Commission Only (as permitted by
     Rule 14a-12))
[ ]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to   240.14a-11(c)  or   240.14a-12


                           INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                          -----------------------------------------

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)     Title  of  each  class  of  securities to which transaction applies:

    (2)     Aggregate  number  of  securities  to  which  transaction  applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



    (4)     Proposed  maximum  aggregate  value  of  transaction:

    (5)     Total  fee  paid:

     Fee  paid  previously  with  preliminary  materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)     Amount  Previously  Paid:

      (2)     Form,  Schedule  or  Registration  Statement  No.:

      (3)     Filing  Party:

      (4)     Date  Filed:

                          Your Proxy vote is important,
                   regardless of the number of shares you own.

Whether or not you plan to attend the annual shareholders meeting in person, please complete, date and sign the enclosed Proxy card and return it without delay. Please save the Company the expense of additional solicitation costs by voting as soon as possible.

                         Thank you for your assistance.

                       International Airline Support Group


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